THIRD AMENDMENT TO AGREEMENT OF PURCHASE & SALE

(Bankston Meadows - MANSFIELD, TEXAS)

This Third Amendment to the Agreement of Purchase and Sale (the “Third Amendment”) is made for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by and between Genesis Land Development, LLC (“Seller”) and Wall Homes Texas LLC. a Texas Limited Liability Company, (“Purchaser”) to amend that certain Agreement between Seller and Purchaser dated June 3, 2005, (the “Contract”), the legal description of the subject property (“Property”) being set forth in said Contract and incorporated herein by this reference. Capitalized terms, other than proper pronouns, not otherwise defined herein but defined in the Contract shall have the same meaning as set out in the Contract except as amended hereby.

1.	Seller and Purchaser agree to amend Exhibit B to require the final Lot Closing to occur on or before January 2, 2008.

2.
Seller and Purchaser agree to amend Section 2.1 to add the following: The Earnest Money shall be released to Seller within two business days following the execution of this Amendment by Seller and Purchaser. Any accrued interest shall be paid to Purchaser at that time. The Earnest Money shall be credited on a pro rata basis toward payment of the Purchase Price at the Closing of the last twenty Lots.

3.
Seller and Purchase agree to amend Section 3.4(a) to add the following: Real property taxes on the final Lot Closing shall be prorated from July 11, 2007. Said taxes shall be paid at each Lot’s closing.

4.	All other terms and conditions of the Contract shall remain in full force and effect as originally written, except as amended hereby.

5.
This amendment may be executed by the parties hereto in separate and distinct counterparts and delivered to each other by facsimile transmission, which when taken together shall constitute the complete, original agreement of the parties.

Seller:		Purchaser:
GENESIS LAND DEVELOPMENT, LLC		WALL HOMES TEXAS LLC,
a Texas limited partnership		a Texas Limited Liability Company

By:	/s/ Don Bankston	By:	/s/ Steve Wall
	Don Bankston		Steve Wall
	Sole Manager		CEO

Date: 4/16/07		Date: 4/17/07